Debt And Other Obligations	9 Months Ended
Sep. 30, 2011
Debt And Other Obligations [Abstract]
Debt And Other Obligations

12. Debt and Other Obligations

As of December 31, 2009 and 2010, and September 30, 2011, the following notes were due to unrelated parties (in thousands):

	As of December 31,		As of September 30,
	2009	2010	2011
			(unaudited)
Notes payable bearing interest at 8.75% per annum due April 30, 2012. Unsecured. Accrued interest at December 31, 2009 and 2010, and September 30, 2011 of $38, $38, and $0 (unaudited) respectively.	$5,056	$5,056	$—
Notes payable bearing interest at 8.70% to 19.00% per annum due April 30, 2012, except for $1.8 million of notes due and payable upon the termination of the Company's letter of credit facility on April 30, 2011. Secured*. Accrued interest at December 31, 2009 and 2010 and September 30, 2011 of $55, $55, and $0 (unaudited) respectively.	5,492	5,492	—
Notes payable bearing interest at Prime plus 0.95% to 1.75% (4.20% to 5.00% at December 31, 2009 and 2010 and September 30, 2011) due April 30, 2012, except for $1.4 million of notes due and payable upon the termination of the Company's letter of credit facility on April 30, 2011. Secured*. Accrued interest at December 31, 2009 and 2010 and September 30, 2011 of $19, $19, and $0 (unaudited) respectively.	4,658	4,658	—

Total due to unrelated parties	$15,206	$15,206	$—

*	Secured by accounts receivable, inventory, property, and equipment, not including airframes or engines.

As described in Note 5, an investment banking firm provided an LC in favor of one of the Company's credit card processors, which served to reduce the amount of cash collateral that would otherwise be required to be maintained. In 2009, the LC was renewed for a year, and in 2010 the LC was extended until April 30, 2011. As of December 31, 2010, the amount of the LC was $15.0 million. On April 29, 2011, the Company extended its letter of credit facility until April 30, 2014 and increased the amount to $30.0 million. On June 1, 2011, the Company terminated the LC.

The Company has a line of credit for $3.6 million related to corporate credit cards, of which the Company had drawn $2.5 million and $2.0 million (unaudited) as of December 31, 2010 and September 30, 2011. The Company's line of credit corporate credit card agreement, which expired on December 31, 2010, was extended through December 31, 2011. The Company has lines of credit of $1.0 million each with two counterparties to its jet fuel derivatives, and had not drawn against either as of September 30, 2011. The Company is required to post collateral for any excess above the $1.0 million line of credit if the derivatives are in a net liability position.

Annual maturities of long-term debt obligations, related-party notes payable, and mandatorily redeemable preferred stock as of December 31, 2010 are as follows (in thousands):

Year Ended December 31,
2011	$23,240
2012	338,496
2013	—

Total debt obligations	361,736
Less current maturities	(23,240)

Long-term maturities	$338,496

In connection with the closing of the IPO, the Company consummated the transaction contemplated by the Recapitalization Agreement on June 1, 2011, which resulted in the repayment or exchange for common stock of all of the Company's notes and preferred stock (see Note 20).